UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2011

PETROALGAE INC.

(Exact name of registrant as specified in charter)

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 321-409-7500

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of David P. Szostak

On July 22, 2011, Mr. David P. Szostak, Chief Financial Officer of PetroAlgae Inc. (the “Company”), resigned as an officer of the Company and its subsidiary PA LLC.

(c)(i)	Appointment of James Dietz as Chief Financial Officer

On July 26, 2011, the Board of Directors of the Company appointed Mr. James Dietz as Chief Financial Officer of the Company.

Since May 2010, Mr. Dietz, age 46, has served as Vice President of Finance and Accounting of the Company. Prior to joining the Company, Mr. Dietz served as Chief Financial Officer of U.S. Capital Holdings, LLC, an international private equity investor and developer, whose parent company is Tangshan Ganglu Iron & Steel Co., Ltd., a Chinese industrial company. From May 2008 until May 2009, Mr. Dietz served as Vice President – Finance and Business Development for PACT, LLC, a real estate development company, and from January 2008 until April 2008, Mr. Dietz was Chief Financial Officer of American Leisure Group, a real estate investor and timeshare developer. From 1995 until December 2007, Mr. Dietz was with residential community developer WCI Communities, Inc., and various predecessor firms, as its Chief Financial officer.

Mr. Dietz also serves on the board of Global Income Trust (formerly known as MacQuarie CNL Global Income Trust, Inc.) a non-traded public real estate investment company, since his appointment as an independent director in November 2009.

Mr. Dietz began his career with the public accounting firm of Arthur Andersen and holds a BA in accounting and economics from the University of South Florida. Mr. Dietz is a certified public accountant.

(c)(ii)	Appointment of Peter Sherlock as Chief Operating Officer

On July 26, 2011, the Board of Directors of the Company ratified Mr. Peter Sherlock’s appointment as Chief Operating Officer of the Company which was effective as of July 21, 2011.

From 1999 until joining the Company, Mr. Sherlock, age 55, held the positions of Vice President, Product Development and Vice President/Chief Technology Officer at AuthenTec, Inc., a semiconductor, biometrics and security company. From 1996 until 1999, Mr. Sherlock established and directed the Raleigh (NC) Design Center for Integrated Device Technologies (IDT, California), a semiconductor electronics company. From 1990 until 1996, Mr. Sherlock held the positions of Vice President, Operations and Senior Vice President Business Development at IVEX Corporation, a real time visual simulation systems company, where he was recruited from the United Kingdom to work in the Atlanta, USA based operation. From 1977 until 1990, Mr. Sherlock spent his early career with Ferranti Computer Systems in the United Kingdom.

Mr. Sherlock holds a First Class BSc in Electrical Engineering from the University of Salford, United Kingdom.

(e) Employment Agreement with Peter Sherlock

The Company entered into an employment agreement with Mr. Sherlock, effective as of July 21, 2011, which sets forth the parties’ duties and obligations with respect to Mr. Sherlock’s employment as Chief Operating Officer of the Company (the “Employment Agreement”). The Employment Agreement has an initial term of one year and will continue on a year-to-year basis thereafter until the executive’s employment is not renewed or otherwise terminated as set forth therein.

Pursuant to the terms of the Employment Agreement, Mr. Sherlock will receive the following compensation and benefits: (i) an annual base salary of $220,000 (subject to increase, but not decrease, in the sole discretion of the Company’s Board of Directors); (ii) eligibility to receive an annual performance bonus based upon the achievement of targets established in the sole discretion of the Company; (iii) a grant of stock options on a base number of 200,000 shares of the Company at a base grant price of $5.50 per share; (iv) eligibility to receive a special cash bonus four (4) times per year, each in the amount of $5,000, upon the achievement of certain milestones described in the Employment Agreement; (v) eligibility to participate in all employee benefit plans and programs maintained from time to time for the Company’s employees; and (vi) four weeks of annual paid vacation.

In the event Mr. Sherlock’s employment is terminated for any reason (including by expiration of the term of the Employment Agreement), Mr. Sherlock shall be paid the following through the date of termination: (i) any accrued but unpaid base salary; (ii) reimbursement for any business expenses properly incurred; and (iii) vested benefits, if any, to which Executive may be entitled under the Company’s employee benefit plans or stock option plans (collectively, the “Accrued Benefits”). If Mr. Sherlock’s employment is terminated by the Company for “cause”, then Mr. Sherlock shall not be entitled to any further compensation or benefits other than the Accrued Benefits. If Mr. Sherlock’s employment is terminated by the Company “other than for cause”, then Mr. Sherlock shall be entitled to the Accrued Benefits and (subject to signing a mutual release) a lump sum amount equal to the number of days (at the base salary date) between the date of termination and the next anniversary of the effective date of the Employment Agreement. If Mr. Sherlock’s employment is terminated by him for “good reason”, then Mr. Sherlock shall be entitled to the Accrued Benefits and (subject to signing a mutual release) a lump sum amount equal to the number of days (at the base salary rate) between the date of termination and the next anniversary of the effective date of the Employment Agreement. Mr. Sherlock can voluntarily resign his employment at any time, effective 31 days following the date on which a written notice to such effect is delivered to the Company. If Mr. Sherlock’s employment is terminated through a voluntary resignation and for no other reason, Mr. Sherlock shall be entitled to payment of the Accrued Benefits. In the event of termination of employment by reason of the executive’s death, Mr. Sherlock’s beneficiary or estate, as applicable, shall be entitled to the payment of the Accrued Benefits.

Following a termination by the Company for cause or voluntary resignation by the executive, Mr. Sherlock will be subject to a two-year non-competition and non-solicitation agreement. In addition, following termination of employment, Mr. Sherlock will be subject to a covenant not to disparage the Company.

The above summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02(e) by reference.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2011, the Company issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the appointments of Mr. Dietz and Mr. Sherlock. The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99.1 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: August 2, 2011	By:	/s/ Anthony John Phipps Tiarks
	Name:	Anthony John Phipps Tiarks
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement by and among PetroAlgae Inc., PA LLC and Peter Sherlock, effective as of July 21, 2011.

99.1+	Text of the Press Release Dated July 28, 2011

+

Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall be deemed incorporated by reference in any filing with the SEC under the Securities Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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